AMENDMENT NO. 2 TO THE

DISTRIBUTION AGREEMENT

This Amendment No. 2 to the Distribution Agreement is entered into as of May 28, 2026 (this “Amendment”), by and between Corgi ETF Trust I, a Delaware statutory trust (the “Trust”), on behalf of each of its series listed on Exhibit A hereto, effective with respect to each such series upon the commencement of operations of such series (each, a “Fund” and collectively, the “Funds”), and Paralel Distributors LLC, a Delaware limited liability company (the “Distributor”).

WHEREAS, the Trust and the Distributor entered into that certain Distribution Agreement, dated as of October 21, 2025, as amended (the “Agreement”); and

WHEREAS, the Trust and the Distributor desire to amend the Agreement to update Exhibit A thereto to reflect the addition of certain new Funds, which shall become subject to the Agreement upon the commencement of operations of each such Fund.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

•          Definitions.  Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

•          Amendment.  Effective as of the date of this Amendment, Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto. Each Fund listed on Exhibit A attached hereto shall become subject to the Agreement upon the commencement of operations of such Fund.

•          Miscellaneous.  Except as expressly amended hereby, the Agreement shall remain in full force and effect. Nothing contained herein shall be construed as a waiver or modification of any existing rights or obligations under the Agreement, except as expressly modified hereby. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer as of the date first written above.

CORGI ETF TRUST I
A Delaware statutory trust

By:	/s/ Emily Yuan
Name:	Emily Yuan
Title:	President, Corgi Strategies, LLC

PARALEL DISTRIBUTORS LLC
A Delaware limited liability company

By:	/s/ Bradley Swenson
Name:	Bradley Swenson
Title:	President

EXHIBIT A

Funds

Each Fund listed below shall become subject to the Agreement upon the commencement of operations of such Fund.

1.                        Founder-Led ETF

2.                        Founder-Led 2x Daily ETF

3.                        Corgi Mag 7 ETF

4.                        Corgi Bay Area Based ETF

5.                        Corgi NYC Based ETF

6.                        Corgi Aerospace & Commercial Aviation ETF

7.                        Corgi AI Cybersecurity ETF

8.                        Corgi Battery Energy Storage Systems ETF

9.                        Corgi Beauty, Skincare & Aesthetics ETF

10.                      Corgi Coffee & Energy Drinks ETF

11.                      Corgi Crypto Infrastructure ETF

12.                      Corgi Data & Surveillance ETF

13.                      Corgi Genomics & Precision Medicine ETF

14.                      Corgi High Voltage Grid Equipment ETF

15.                      Corgi Lifestyle Brands ETF

16.                      Corgi Longevity Consumer ETF

17.                      Corgi Natural Gas Power & Turbines ETF

18.                      Corgi Ports, Rail & Freight ETF

19.                      Corgi Quantum Computing ETF

20.                      Corgi Robots & Humanoids ETF

21.                      Corgi Shipping & Global Logistics ETF

22.                      Corgi Sports Betting & Gambling ETF

23.                      Corgi Travel & Leisure ETF

24.                      Corgi U.S. War Machine ETF

25.                      Corgi Buy Now Pay Later ETF

26.                      Corgi Space & Satellite Communications ETF

27.                      Corgi Digital Banking & Fintech Infrastructure ETF

28.                      Corgi Lithography & Semiconductor Photonics ETF

29.                      Corgi Drones & Urban Air Mobility ETF

30.                      Corgi IP Licensing & Royalties ETF

31.                      Corgi All World 2x Daily ETF

32.                      Corgi Brazil 2x Daily ETF

33.                      Corgi China 2x Daily ETF

34.                      Corgi Chinese Internet 2x Daily ETF

35.                      Corgi Emerging Markets 2x Daily ETF

36.                      Corgi Europe Equities 2x Daily ETF

37.                      Corgi Ex-U.S. Equities 2x Daily ETF

38.                      Corgi Gold 2x Daily ETF

39.                      Corgi India 2x Daily ETF

40.                      Corgi U.S. Large-Cap 2x Daily ETF

41.                      Corgi U.S. Mega-Cap Growth 2x Daily ETF

42.                      Corgi U.S. Mid-Cap 2x Daily ETF

43.                      Corgi Platinum 2x Daily ETF

44.                      Corgi Silver 2x Daily ETF

45.                      Corgi U.S. Small-Cap 2x Daily ETF

46.                      Corgi South Korea 2x Daily ETF

47.                      Corgi Taiwan 2x Daily ETF

48.                      Corgi Total U.S. Market 2x Daily ETF

49.                      Corgi U.S. Biotech 2x Daily ETF

50.                      Corgi U.S. Consumer Discretionary 2x Daily ETF

51.                      Corgi U.S. Consumer Staples 2x Daily ETF

52.                      Corgi U.S. Energy 2x Daily ETF

53.                      Corgi U.S. Financials 2x Daily ETF

54.                      Corgi U.S. Growth 2x Daily ETF

55.                      Corgi U.S. Healthcare 2x Daily ETF

56.                      Corgi U.S. Industrials 2x Daily ETF

57.                      Corgi U.S. Infrastructure 2x Daily ETF

58.                      Corgi U.S. Materials 2x Daily ETF

59.                      Corgi U.S. Micro-Cap 2x Daily ETF

60.                      Corgi U.S. Real Estate 2x Daily ETF

61.                      Corgi U.S. Regional Banks 2x Daily ETF

62.                      Corgi U.S. Semiconductors 2x Daily ETF

63.                      Corgi U.S. Technology 2x Daily ETF

64.                      Corgi U.S. Utilities 2x Daily ETF

65.                      Corgi Copper 2x Daily ETF

66.                      Corgi All Commodities 2x Daily ETF

67.                      Corgi Oil 2x Daily ETF

68.                      Corgi Natural Gas 2x Daily ETF

69.                      Corgi Uranium 2x Daily ETF

70.                      Corgi Palladium 2x Daily ETF

71.                      Corgi AGIX 2x Daily ETF

72.                      Corgi Aerospace & Commercial Aviation 2x Daily ETF

73.                      Corgi AI Cybersecurity 2x Daily ETF

74.                      Corgi Battery Energy Storage Systems 2x Daily ETF

75.                      Corgi Bay Area Based 2x Daily ETF

76.                      Corgi Beauty, Skincare & Aesthetics 2x Daily ETF

77.                      Corgi Coffee & Energy Drinks 2x Daily ETF

78.                      Corgi Crypto Infrastructure 2x Daily ETF

79.                      Corgi Data & Surveillance 2x Daily ETF

80.                      Corgi Genomics & Precision Medicine 2x Daily ETF

81.                      Corgi High Voltage Grid Equipment 2x Daily ETF

82.                      Corgi Lifestyle Brands 2x Daily ETF

83.                      Corgi Longevity Consumer 2x Daily ETF

84.                      Corgi Natural Gas Power & Turbines 2x Daily ETF

85.                      Corgi NYC Based 2x Daily ETF

86.                      Corgi Ports, Rail & Freight 2x Daily ETF

87.                      Corgi Quantum Computing 2x Daily ETF

88.                      Corgi Robots & Humanoids 2x Daily ETF

89.                      Corgi Shipping & Global Logistics 2x Daily ETF

90.                      Corgi Sports Betting & Gambling 2x Daily ETF

91.                      Corgi Travel & Leisure 2x Daily ETF

92.                      Corgi U.S. War Machine 2x Daily ETF

93.                      Corgi Buy Now Pay Later 2x Daily ETF

94.                      Corgi Space & Satellite Communications 2x Daily ETF

95.                      Corgi Mag 7 2x Daily ETF

96.                      Corgi IP Licensing & Royalties 2x Daily ETF

97.                      Corgi Drones & Urban Air Mobility 2x Daily ETF

98.                      Corgi Lithography & Semiconductor Photonics 2x Daily ETF

99.                      Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF

100.                   Corgi Growth & Technology 15% Structured Buffer ETF - May Series

101.                   Corgi U.S. Equities 10% Structured Buffer ETF - May Series

102.                   Corgi U.S. Equities 15% Structured Buffer ETF - May Series

103.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series

104.                   Corgi International Developed Equities 15% Structured Buffer ETF - May Series

105.                   Corgi Growth & Technology 10% Structured Buffer ETF - May Series

106.                   Corgi U.S. Equities 100% Structured Buffer ETF - May Series

107.                   Corgi U.S. Equities 30% Structured Buffer ETF - May Series

108.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - May Series

109.                   Corgi Growth & Technology 15% Structured Buffer ETF - August Series

110.                   Corgi Growth & Technology 15% Structured Buffer ETF - July Series

111.                   Corgi Growth & Technology 15% Structured Buffer ETF - June Series

112.                   Corgi U.S. Equities 10% Structured Buffer ETF - August Series

113.                   Corgi U.S. Equities 10% Structured Buffer ETF - July Series

114.                   Corgi U.S. Equities 10% Structured Buffer ETF - June Series

115.                   Corgi U.S. Equities 15% Structured Buffer ETF - August Series

116.                   Corgi U.S. Equities 15% Structured Buffer ETF - July Series

117.                   Corgi U.S. Equities 15% Structured Buffer ETF - June Series

118.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - June Series

119.                   Corgi International Developed Equities 15% Structured Buffer ETF - June Series

120.                   Corgi Growth & Technology 10% Structured Buffer ETF - August Series

121.                   Corgi Growth & Technology 10% Structured Buffer ETF - July Series

122.                   Corgi Growth & Technology 10% Structured Buffer ETF - June Series

123.                   Corgi U.S. Equities 100% Structured Buffer ETF - June Series

124.                   Corgi U.S. Equities 30% Structured Buffer ETF - June Series

125.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - June Series

126.                   Corgi Growth & Technology 10% Structured Buffer ETF - April Series

127.                   Corgi Growth & Technology 10% Structured Buffer ETF - December Series

128.                   Corgi Growth & Technology 10% Structured Buffer ETF - February Series

129.                   Corgi Growth & Technology 10% Structured Buffer ETF - January Series

130.                   Corgi Growth & Technology 10% Structured Buffer ETF - March Series

131.                   Corgi Growth & Technology 10% Structured Buffer ETF - November Series

132.                   Corgi Growth & Technology 10% Structured Buffer ETF - October Series

133.                   Corgi Growth & Technology 10% Structured Buffer ETF - September Series

134.                   Corgi Growth & Technology 15% Structured Buffer ETF - April Series

135.                   Corgi Growth & Technology 15% Structured Buffer ETF - December Series

136.                   Corgi Growth & Technology 15% Structured Buffer ETF - February Series

137.                   Corgi Growth & Technology 15% Structured Buffer ETF - January Series

138.                   Corgi Growth & Technology 15% Structured Buffer ETF - March Series

139.                   Corgi Growth & Technology 15% Structured Buffer ETF - November Series

140.                   Corgi Growth & Technology 15% Structured Buffer ETF - October Series

141.                   Corgi Growth & Technology 15% Structured Buffer ETF - September Series

142.                   Corgi U.S. Equities 10% Structured Buffer ETF - April Series

143.                   Corgi U.S. Equities 10% Structured Buffer ETF - December Series

144.                   Corgi U.S. Equities 10% Structured Buffer ETF - February Series

145.                   Corgi U.S. Equities 10% Structured Buffer ETF - January Series

146.                   Corgi U.S. Equities 10% Structured Buffer ETF - March Series

147.                   Corgi U.S. Equities 10% Structured Buffer ETF - November Series

148.                   Corgi U.S. Equities 10% Structured Buffer ETF - October Series

149.                   Corgi U.S. Equities 10% Structured Buffer ETF - September Series

150.                   Corgi U.S. Equities 15% Structured Buffer ETF - April Series

151.                   Corgi U.S. Equities 15% Structured Buffer ETF - December Series

152.                   Corgi U.S. Equities 15% Structured Buffer ETF - February Series

153.                   Corgi U.S. Equities 15% Structured Buffer ETF - January Series

154.                   Corgi U.S. Equities 15% Structured Buffer ETF - March Series

155.                   Corgi U.S. Equities 15% Structured Buffer ETF - November Series

156.                   Corgi U.S. Equities 15% Structured Buffer ETF - October Series

157.                   Corgi U.S. Equities 15% Structured Buffer ETF - September Series

158.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - August Series

159.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - July Series

160.                   Corgi International Developed Equities 15% Structured Buffer ETF - August Series

161.                   Corgi International Developed Equities 15% Structured Buffer ETF - July Series

162.                   Corgi U.S. Equities 100% Structured Buffer ETF - August Series

163.                   Corgi U.S. Equities 100% Structured Buffer ETF - July Series

164.                   Corgi U.S. Equities 30% Structured Buffer ETF - August Series

165.                   Corgi U.S. Equities 30% Structured Buffer ETF - July Series

166.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - August Series

167.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - July Series

168.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - April Series

169.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - December Series

170.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - February Series

171.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - January Series

172.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - March Series

173.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - November Series

174.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - October Series

175.                   Corgi Emerging Markets Equities 15% Structured Buffer ETF - September Series

176.                   Corgi International Developed Equities 15% Structured Buffer ETF - April Series

177.                   Corgi International Developed Equities 15% Structured Buffer ETF - December Series

178.                   Corgi International Developed Equities 15% Structured Buffer ETF - February Series

179.                   Corgi International Developed Equities 15% Structured Buffer ETF - January Series

180.                   Corgi International Developed Equities 15% Structured Buffer ETF - March Series

181.                   Corgi International Developed Equities 15% Structured Buffer ETF - November Series

182.                   Corgi International Developed Equities 15% Structured Buffer ETF - October Series

183.                   Corgi International Developed Equities 15% Structured Buffer ETF - September Series

184.                   Corgi U.S. Equities 100% Structured Buffer ETF - April Series

185.                   Corgi U.S. Equities 100% Structured Buffer ETF - December Series

186.                   Corgi U.S. Equities 100% Structured Buffer ETF - February Series

187.                   Corgi U.S. Equities 100% Structured Buffer ETF - January Series

188.                   Corgi U.S. Equities 100% Structured Buffer ETF - March Series

189.                   Corgi U.S. Equities 100% Structured Buffer ETF - November Series

190.                   Corgi U.S. Equities 100% Structured Buffer ETF - October Series

191.                   Corgi U.S. Equities 100% Structured Buffer ETF - September Series

192.                   Corgi U.S. Equities 30% Structured Buffer ETF - April Series

193.                   Corgi U.S. Equities 30% Structured Buffer ETF - December Series

194.                   Corgi U.S. Equities 30% Structured Buffer ETF - February Series

195.                   Corgi U.S. Equities 30% Structured Buffer ETF - January Series

196.                   Corgi U.S. Equities 30% Structured Buffer ETF - March Series

197.                   Corgi U.S. Equities 30% Structured Buffer ETF - November Series

198.                   Corgi U.S. Equities 30% Structured Buffer ETF - October Series

199.                   Corgi U.S. Equities 30% Structured Buffer ETF - September Series

200.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - April Series

201.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - December Series

202.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - February Series

203.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - January Series

204.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - March Series

205.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - November Series

206.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - October Series

207.                   Corgi U.S. Small-Cap 15% Structured Buffer ETF - September Series

208.                   Corgi 0-3 Month T-Bill ETF

209.                   Corgi 0-5 Year High Yield Corporate Bond ETF

210.                   Corgi 1-3 Year Treasury Bond ETF

211.                   Corgi 1-5 Year Investment Grade Corporate Bond ETF

212.                   Corgi 3-12 Month T-Bill ETF

213.                   Corgi 3-7 Year Treasury Bond ETF

214.                   Corgi AAPL 2x Daily ETF

215.                   Corgi ACHR 2x Daily ETF

216.                   Corgi ACLS 2x Daily ETF

217.                   Corgi ACMR 2x Daily ETF

218.                   Corgi ALAB 2x Daily ETF

219.                   Corgi AMAT 2x Daily ETF

220.                   Corgi AMD 2x Daily ETF

221.                   Corgi AMKR 2x Daily ETF

222.                   Corgi AMZN 2x Daily ETF

223.                   Corgi APP 2x Daily ETF

224.                   Corgi ARM 2x Daily ETF

225.                   Corgi ASML 2x Daily ETF

226.                   Corgi ASTS 2x Daily ETF

227.                   Corgi AVGO 2x Daily ETF

228.                   Corgi AXTI 2x Daily ETF

229.                   Corgi BABA 2x Daily ETF

230.                   Corgi BE 2x Daily ETF

231.                   Corgi BMNR 2x Daily ETF

232.                   Corgi BRKB 2x Daily ETF

233.                   Corgi CAMT 2x Daily ETF

234.                   Corgi CART 2x Daily ETF

235.                   Corgi CIFR 2x Daily ETF

236.                   Corgi COHR 2x Daily ETF

237.                   Corgi COIN 2x Daily ETF

238.                   Corgi CRCL 2x Daily ETF

239.                   Corgi CRDO 2x Daily ETF

240.                   Corgi CRUS 2x Daily ETF

241.                   Corgi CRWD 2x Daily ETF

242.                   Corgi CRWV 2x Daily ETF

243.                   Corgi EOSE 2x Daily ETF

244.                   Corgi GEV 2x Daily ETF

245.                   Corgi GLXY 2x Daily ETF

246.                   Corgi GME 2x Daily ETF

247.                   Corgi GOOGL 2x Daily ETF

248.                   Corgi HIMS 2x Daily ETF

249.                   Corgi HOOD 2x Daily ETF

250.                   Corgi INTC 2x Daily ETF

251.                   Corgi IONQ 2x Daily ETF

252.                   Corgi IREN 2x Daily ETF

253.                   Corgi JOBY 2x Daily ETF

254.                   Corgi KEYS 2x Daily ETF

255.                   Corgi LASR 2x Daily ETF

256.                   Corgi LITE 2x Daily ETF

257.                   Corgi LRCX 2x Daily ETF

258.                   Corgi LRN 2x Daily ETF

259.                   Corgi MARA 2x Daily ETF

260.                   Corgi META 2x Daily ETF

261.                   Corgi MNST 2x Daily ETF

262.                   Corgi MPWR 2x Daily ETF

263.                   Corgi MRVL 2x Daily ETF

264.                   Corgi MSFT 2x Daily ETF

265.                   Corgi MSI 2x Daily ETF

266.                   Corgi MSTR 2x Daily ETF

267.                   Corgi MU 2x Daily ETF

268.                   Corgi NBIS 2x Daily ETF

269.                   Corgi NFLX 2x Daily ETF

270.                   Corgi NOW 2x Daily ETF

271.                   Corgi NVDA 2x Daily ETF

272.                   Corgi NVO 2x Daily ETF

273.                   Corgi NVTS 2x Daily ETF

274.                   Corgi OKLO 2x Daily ETF

275.                   Corgi ONDS 2x Daily ETF

276.                   Corgi ONTO 2x Daily ETF

277.                   Corgi ORCL 2x Daily ETF

278.                   Corgi PLTR 2x Daily ETF

279.                   Corgi QBTS 2x Daily ETF

280.                   Corgi RDDT 2x Daily ETF

281.                   Corgi RGTI 2x Daily ETF

282.                   Corgi RIVN 2x Daily ETF

283.                   Corgi RKLB 2x Daily ETF

284.                   Corgi RMBS 2x Daily ETF

285.                   Corgi SIMO 2x Daily ETF

286.                   Corgi SMCI 2x Daily ETF

287.                   Corgi SMR 2x Daily ETF

288.                   Corgi SNDK 2x Daily ETF

289.                   Corgi SOFI 2x Daily ETF

290.                   Corgi TEM 2x Daily ETF

291.                   Corgi TER 2x Daily ETF

292.                   Corgi TPL 2x Daily ETF

293.                   Corgi TSLA 2x Daily ETF

294.                   Corgi TSM 2x Daily ETF

295.                   Corgi UCTT 2x Daily ETF

296.                   Corgi UMC 2x Daily ETF

297.                   Corgi UNH 2x Daily ETF

298.                   Corgi UPST 2x Daily ETF

299.                   Corgi UUUU 2x Daily ETF

300.                   Corgi VRT 2x Daily ETF

301.                   Corgi WDC 2x Daily ETF

302.                   Inside Ownership 100 ETF

303.                   Corgi SK hynix 2x Daily ETF

304.                   Corgi Samsung 2x Daily ETF

305.                   Corgi Kioxia 2x Daily ETF

306.                   Corgi Besi 2x Daily ETF

307.                   Corgi TEL 2x Daily ETF

308.                   Corgi Advantest 2x Daily ETF

309.                   Corgi ASM 2x Daily ETF

310.                   Corgi MediaTek 2x Daily ETF

311.                   Corgi Delta Electronics 2x Daily ETF

312.                   Corgi Hyundai 2x Daily ETF

313.                   Corgi DISCO 2x Daily ETF

314.                   Corgi Lasertec 2x Daily ETF

315.                   Corgi Growth & Technology 10% Laddered Buffer ETF

316.                   Corgi Growth & Technology 15% Laddered Buffer ETF

317.                   Corgi U.S. Equities 10% Laddered Buffer ETF

318.                   Corgi U.S. Equities 15% Laddered Buffer ETF

319.                   Corgi Emerging Markets Equities 15% Laddered Buffer ETF

320.                   Corgi International Developed Equities 15% Laddered Buffer ETF

321.                   Corgi U.S. Equities 30% Laddered Buffer ETF

322.                   Corgi U.S. Small-Cap 15% Laddered Buffer ETF

323.                   Corgi U.S. Equities 100% Laddered Buffer ETF